LCI Industries Investor Presentation May 2022 1 LCI INDUSTRIES INVESTOR PRESENTATION September 14, 2022

FORWARD-LOOKING STATEMENTS This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, retail and wholesale demand, integration of acquisitions, R&D investments, and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of COVID-19, or other future pandemics, and the Russia-Ukraine War on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in the Company’s subsequent filings with the Securities and Exchange Commission. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as EBITDA, net debt to EBITDA leverage, and free cash flow. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the Appendix to this presentation. This presentation also includes certain forward-looking non-GAAP financial measures, such as forward-looking targets for net debt to EBITDA leverage. The Company is unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because the Company is unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant to future results. 2

LCI AT A GLANCE A leading supplier of highly engineered components primarily to the OEMs of RVs, buses, trailers, trucks, boats, trains, manufactured housing, and their related aftermarkets * See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. Key Metrics Second Quarter 2022 YOY Q2 Change TTM 6/30/2022 Full Year 2021 Net Sales $1,536M +40% $5,559M $4,473M Diluted EPS $6.06 +127% $19.47 $11.32 EBITDA* $251M +108% $816M $511M Operating Margin 14.2% +560 BPS 12.4% 8.9% 3

KEY STRATEGIC OPPORTUNITIES Our long-term growth is guided by execution against four strategic pillars: 4 INNOVATION AS A CULTURE QUALITY LEADERSHIP & CULTURE CUSTOMER EXPERIENCE

LCI OVERVIEW Industry-Leading Brands and Core Competencies 7 Core Competencies Metal Fabrication & Welding Lamination Glass Fabrication Cut & Sew Power & Motion Systems Electronics Plastics Forming Applicable Across a Number of Customer Segments Recreational Vehicle Marine Transit & School Bus Equestrian & Cargo Trailers Heavy & Light Trucking Housing & Building Products Other (e.g. Rail and Industrials) OEMs Aftermarket 5

LEADERSHIP & CULTURE Our experienced leadership team has built a strong company culture from which LCI continues to grow. Andrew Namenye EVP & CLO 15 years of experience Nick Fletcher EVP & Chief HR Officer 36 years of experience Jason Lippert President & CEO 28 years of experience Brian Hall EVP & CFO 25 years of experience Ryan Smith Group President North America 16 years of experience Andy Murray Chief Sales Officer 28 years of experience Jamie Schnur Group President Aftermarket 26 years of experience 6

LEADERSHIP & CULTURE We strive to drive superior returns to all of our teams...our PEOPLE, our CUSTOMERS and our SHAREHOLDERS 7 Striving to Lead • A passion to win, coupled with a robust growth strategy, drives us to be a leader in every market we enter • Strong cultural underpinning has helped reduce turnover, improve safety and service, and driven better efficiency, each supporting our continued outperformance Fostering Leadership and Leveraging our Culture to Grow • Our workforce is our largest engine for growth, and we are focused on empowering our leadership and equipping the next generation of leaders within LCI to drive our business forward • Our Leadership Development Team is committed to cultivating stronger leaders and a healthier culture, serving as trainers, coaches, and trusted advisors throughout the LCI organization

INNOVATION AS A CULTURE Innovation Propelling our Differentiation Strategy Continuously developing new product innovations to meet increasing demand for technologically-advanced products 8 Independent Suspension Gate Defender Jack OneControl On-The-Go Ladder Temp & Propane Sensors Furrion Power Cord Set ABS (Anti-Lock Brake) System

LEADER IN CUSTOMER EXPERIENCE Driving engagement through customer events and initiatives • Collecting valuable product insights through grassroots Lippert Scouts Program and Campground Project while strengthening the Lippert brand • Launched Lippert Getaway RV Rally in 2021, attended by 200+ families and RVers Established LCI's Customer Care Center • Created department dedicated to customer experience, including 24/7 online support, to troubleshoot issues and share product information 9 Creating a best-in-class experience for record number of customers entering the outdoor lifestyle

DEDICATION TO QUALITY Reputation for safe and reliable products enabling continued market share growth • Quality of our products leads to strong customer relationships, helping us win new business and increase our market share Focus on automation to maintain quality while supporting profitability • Targeting further automation projects in 2022 and early 2023, driving product quality at scale and long- term margin expansion 10 Committed to delivering high-quality products, supported by ongoing focus on operational improvements

Leveraging our leading position in core OEM markets to grow into new markets Expanding organically and through M&A in Adjacent, Aftermarket, and International markets to enable consistent, long-term growth for LCI Capitalize on secular trends from the rapidly growing outdoor recreation industry Leveraging our operational expertise and brand strength to continue building market share across the larger outdoor recreation space as consumers continue to flock towards the outdoor lifestyle GROWTH OPPORTUNITIES Driving long-term growth through product diversification Focus on innovation Investing in and fostering a culture of innovation to meet customer demand for technologically sophisticated products Acquisition Pipeline Robust acquisition pipeline and long history of accretive acquisitions and recognizing synergies 11

EXPANDING ADDRESSABLE MARKETS $11 billion in combined growth opportunity through various markets as we expand our footprint and diversify offerings Unlocking value through diversification: (1) Amounts in millions. "Market Opportunity" amounts represent Management's estimate of the size of the addressable market based on current products and pricing as of Q421, excluding the Company's current net sales to those markets. "Market Opportunity" is also based on current forecasted industry production rates for RV and Marine OEM as of June 1, 2022. TTM 6/30/22 2021 Net Sales(1) Market Opportunity(1) LCI Current Market Share RV OEM $3,178 $2,391 $2,250 ~57% Marine OEM $466 $385 $565 ~50% Aftermarket $858 $769 $5,350 ~13% International and Adjacent $1,057 $928 $2,800 ~24% 12

ESG FOCUS AREAS Driving long-term value creation through progress on ESG initiatives. Commitment to Sustainability Reducing the environmental impact in our operations • Solar power in seven locations prevent CO2 emissions equivalent to 1,349 passenger vehicles driven for a year • More than 67,000 tons of metals, plastic, paper, glass, and wood recycled in 2020 • Transparent disclosure of material environmental information in line with SASB • Publication of first CSR Report in 2021 Environmental, Health & Safety Adhering to the highest standards of environmental and safety management • Measuring and monitoring energy consumption, emissions, water, and waste withdrawals across operations • One location certified with Environmental Management System (EMS) and 17 certified with Quality Management System (QMS); plans to expand both certifications through 2023 • Monthly safety training required for 90% of LCI's workforce Social & Community Involvement Strive to create meaningful change and inspire a culture of giving • 550,000+ hours of community service within LCI communities • $1 million+ in donations to support community needs • Launched “Take the Step” program to improve and maintain healthy lifestyle among our team members Corporate Governance New and Updated Policies: Code of Conduct, Whistleblower and Conflict Minerals • Expanded Employee Code of Conduct to comply with best practices in labor management • Updated Whistleblower Policy to expand compliance and ethics training, improved reporting channels • Ongoing focus to expand Board diversity 13

OUR BUSINESS

North American RV OEM Net Sales 2017 2018 2019 2020 2021 TTM 6/30/22 $0M $800M $1,600M $2,400M $3,200M Growth Drivers & Trends RV OEM 12% CAGR Key Drivers • New consumers and their families enter the RV lifestyle and recognize the benefits of RVing, through increased accessibility such as peer-to- peer rentals • Focus on operational execution has supported LCI's continued market share expansion • North American RV OEM revenues up 58% YoY in Q2 2022 • Organic Growth Expectations • Current 2022 forecast of 500 - 530k units implies 35-45% decrease in wholesale shipments in H2 2022 compared to record shipments in H1 2022 • Executing plans to add capacity through automation and lean manufacturing initiatives to drive increased production RV Wholesale/Retail/Inventory Change Retail Wholesale Inventory Linear (Inventory) Q41 8 Q11 9 Q21 9 Q31 9 Q41 9 Q12 0 Q22 0 Q32 0 Q42 0 Q12 1 Q22 1 Q32 1 Q42 1 Q12 2 Q22 2 0 50,000 100,000 150,000 200,000 250,000 (80,000) (60,000) (40,000) (20,000) — 20,000 40,000 60,000 80,000 Content per Wholesale Unit • Travel trailer and fifth-wheel RV content of $5,382 for Q2 2022 (LTM basis) • Increase of 49% over the comparable prior year period 15

MARINE OEM

Growth Drivers & Trends

Key Drivers

- Benefits from secular tailwinds within the outdoor recreation space, driving heightened long-term demand
- Strong partnerships with leading industry brands, including Brunswick, Smoker Craft, Bennington, and TRACKER Marine have further supported LCI's recognition in the space
- Successfully launched Marine customer experience initiatives to provide similar resources currently extended to RV users
- Expanding market presence through acquisitions

Organic Growth Expectations

- We estimate over 265,000 units in 2022 based on current OEM Marine industry production forecast guidance from the NMMA

Content per Wholesale Unit

- Content per power boat of $1,848 for for Q2 2022 (LTM basis)
- Increase of 71% over the comparable prior year period

North American Marine OEM



$500M
$400M
$300M
$200M
$100M
$0M
52% CAGR
2017
2018
2019
2020
2021
TTM 6/30/22
Net Sales



LCI INDUSTRIES 16

NORTH AMERICA AFTERMARKET

Growth Drivers & Trends

Key Drivers

- Secular outdoor recreation trends driving Aftermarket businesses forward
- Substantially expanded addressable market with 2021 acquisition of Furrion, opening an additional $1.5 billion opportunity within North America
- Strong focus on customer service to collect and utilize customer feedback serving as competitive differentiator enhancing overall experience
- Enables distribution channel diversification, with significant opportunities in e-commerce
- Represents one of the strongest value drivers for LCI due to long runway for growth, counter-cyclicality, strong margin profile, and premium brands

Organic Growth Expectations

- Estimated to be double the size of the new RV market each year with higher margins
- Our aftermarket business will continue to provide diversification growth opportunities as it approaches the $1 billion mark
- Growth in OEM units drives opportunities for Aftermarket segment

6/30/22 TTM
NA AM Net Sales


11%
7%
53%
29%

Towing & Truck Accessories
RV
Marine
Other


$1,000M
$800M
$600M
$400M
$200M
$0M
48% CAGR
2017
2018
2019
2020
2021
TTM 6/30/22
NA Aftermarket Net Sales



LCI INDUSTRIES 17

Growth Drivers & Trends INTERNATIONAL BUSINESS & OTHER ADJACENCIES Key Drivers • International: ◦ Similar to North America, European consumers are increasingly turning to the outdoor lifestyle for travel and vacation across the continent, driving demand for LCI's products internationally • Adjacencies: ◦ Building Products: Consists primarily of components for the manufactured and modular housing markets ◦ Transportation Products: Consists primarily of components for automotive, heavy truck, school bus, and commercial vehicle industries Organic Growth Expectations • RV and marine divisions are forecasting significant sales growth over their 2021 results based on industry projections, pricing realization, and customer feedback NA OEM Adjacent Industries Net Sales* 2017 2018 2019 2020 2021 TTM 6/30/22 $0M $100M $200M $300M $400M $500M $600M $700M 14% CAGR 18 *Excludes North American OEM Marine net sales International Net Sales 2017 2018 2019 2020 2021 TTM 6/30/22 $0M $100M $200M $300M $400M $500M $600M $700M 69% CAGR

Free Cash Flow* ($M) $159 $68 $37 $211 $174 -$210 $85 2016 2017 2018 2019 2020 2021 TTM 6/30/22 $(300)M $(200)M $(100)M $0M $100M $200M $300M EBITDA* ($M) $247 $269 $266 $276 $321 $511 $816 2016 2017 2018 2019 2020 2021 TTM 6/30/22 $0M $300M $600M $900M Q2 2022 revenues remained elevated due to strong RV OEM wholesale shipments, increased market share Solid end-market demand and effective cost management supporting strong EBITDA generation FINANCIAL OVERVIEW Sales Trend ($M) $1,679 $2,148 $2,476 $2,371 $2,796 $4,473 $5,559 2016 2017 2018 2019 2020 2021 TTM 6/30/22 $0M $1,000M $2,000M $3,000M $4,000M $5,000M $6,000M * See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. Diluted EPS $5.20 $5.24 $5.83 $5.84 $6.27 $11.32 $19.47 2016 2017 2018 2019 2020 2021 TTM 6/30/22 $0 $4 $8 $12 $16 $20 22% CAGR 16% CAGR 17% CAGR 20

Operating Margin 8.6% 14.2% Second Quarter 2021 Second Quarter 2022 (in th ou sa nd s) Consolidated Net Income $67,889 $154,530 Second Quarter 2021 Second Quarter 2022 (in th ou sa nd s) EBITDA* $120,736 $250,696 Second Quarter 2021 Second Quarter 2022 Q2 2022 FINANCIAL PERFORMANCE * Additional information regarding EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. (in th ou sa nd s) Consolidated Net Sales $1,093,720 $1,536,150 Second Quarter 2021 Second Quarter 2022 Consolidated Net Sales by Market +52% RV OEM +37% Adjacent OEM +13% Aftermarket +5% International 21

Strong Balance Sheet & Financial Flexibility FINANCIAL OVERVIEW Healthy balance sheet with ample liquidity enables execution of strategic priorities Second Quarter 2022 Second Quarter 2021 Cash and Cash Equivalents $55M $98M Remaining Availability under Revolving Credit Facility $287M $373M Net Debt/EBITDA (TTM)* 1.3x 2.0x Cash from Operating Activities (YTD) $348M $24M * See the Appendix to this presentation for reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. 22

Capital Deployment Strategy FINANCIAL OVERVIEW Reduce leverage Disciplined reinvestment to drive growth Acquisitions that align to strategy and financial targets Return capital to shareholders Attractive dividend yield Opportunistic share repurchases Target net debt / EBITDA leverage of 1.0x to 1.5x Future Use of CashHistorical Use of Cash Cash Priorities 20% 60% 20% CapEx Acquisitions Dividends CapEx Acquisitions Dividends Repurchases 23

Over 50 acquisitions in the last 20 years • Majority of last 20 acquisitions focused outside of North American RV industry Looking for: • Great leadership • Product innovation • Consistency with our core manufacturing disciplines • Niche markets • Favorable competitive landscape Typical synergies to improve EBITDA turns 2x • Purchasing power • Cross-selling opportunities • Capital infusion to drive growth (in m ill io ns ) Revenue Profile Organic Revenue Acquired Revenue 2017 2018 2019 2020 2021 TTM 6/30/22 $0 $2,000 $4,000 $6,000 Acquisition Strategy FINANCIAL OVERVIEW LCI’s acquisition strategy has driven significant, long-term revenue growth and further diversified the business 19.4% Organic CAGR Recent Acquisitions 24

Overview ▪Acquired Furrion, a leading distributor of a large range of appliances and other products to OEM and aftermarket customers ▪Strong management and R&D teams with international footprint and deep focus on innovation ▪Exposure to $1.5B addressable market in North America ▪Enables further expansion into European and Australian recreation markets Completed Acquisition of Furrion Holdings Ltd. FURRION ACQUISITION Aligns with LCI's growth strategy to continue driving outperformance 25

Consolidated Financials APPENDIX ($ in millions except per share data) 2015 2016 2017 2018 2019 2020 2021 Net Sales $ 1,403 $ 1,679 $ 2,148 $ 2,476 $ 2,371 $ 2,796 $ 4,473 Operating Profit $ 116 $ 201 $ 214 $ 199 $ 200 $ 223 $ 398 % of Sales 8.3% 12.0% 10.0% 8.0% 8.4% 8.0% 8.9% Net Income $ 74 $ 130 $ 133 $ 149 $ 147 $ 158 $ 288 Diluted EPS $ 3.02 $ 5.20 $ 5.24 $ 5.83 $ 5.84 $ 6.27 $ 11.32 Cash Dividends (per share) $ 2.00 $ 1.40 $ 2.05 $ 2.35 $ 2.55 $ 2.80 $ 3.45 27

Balance Sheet APPENDIX *Debt increase in 2019, 2020, and 2021 due to funding recent acquisitions and liquidity for COVID-19 shutdowns. ($ in millions) 2015 2016 2017 2018 2019 2020 2021 Cash & Equivalents $ 12 $ 86 $ 26 $ 15 $ 35 $ 52 $ 63 Accounts Receivable 42 57 82 122 200 269 320 Inventory 171 189 275 341 394 494 1,096 Other Assets 398 455 563 766 1,234 1,483 1,809 Total Assets $ 623 $ 787 $ 946 $ 1,244 $ 1,863 $ 2,298 $ 3,288 Accounts Payable $ 30 $ 51 $ 79 $ 78 $ 99 $ 185 $ 282 Total Debt* 50 50 50 294 631 738 1,303 Other Liabilities 104 136 164 166 332 467 610 Total Liabilities $ 184 $ 237 $ 293 $ 538 $ 1,062 $ 1,390 $ 2,195 Total Equity $ 439 $ 550 $ 653 $ 706 $ 801 $ 908 $ 1,093 28

APPENDIX

Reconciliation of Non-GAAP Measures

EBITDA

	Three Months Ended June 30,		TTM Ended June 30,	Year Ended December 31,					
($ in thousands)	2022	2021	2022	2021	2020	2019	2018	2017	2016
Net Income	$ 154,530	$ 67,889	$ 496,441	$ 287,739	$ 158,440	$ 146,509	$ 148,551	$ 132,884	$ 129,671
Interest Expense, Net	6,191	3,472	22,632	16,366	13,453	8,796	6,436	1,437	1,678
Provision for Income Taxes	58,068	22,621	172,414	94,305	51,041	44,905	43,801	79,960	69,501
Depreciation and Amortization	31,907	26,754	124,768	112,320	97,980	75,358	67,526	54,727	46,167
EBITDA	$ 250,696	$ 120,736	$ 816,255	$ 510,730	$ 320,914	$ 275,568	$ 266,314	$ 269,008	$ 247,017

EBITDA is a non-GAAP performance measure included to illustrate and improve comparability of its results from period to period. EBITDA is defined as net income before interest expense, provision for income taxes, and depreciation and amortization expense. The Company considers this non-GAAP measure in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies.

LCI INDUSTRIES 29

Leverage ratio (net debt to EBITDA) Reconciliation of Non-GAAP Measures APPENDIX The Leverage Ratio (or Net Debt to EBITDA ratio) is a non-GAAP measure of the use of debt. The Leverage Ratio is calculated by dividing the total of long-term indebtedness, plus current portion of long-term debt, less cash and cash equivalents, by EBITDA. EBITDA, which is also a non-GAAP financial measure, is defined as the trailing twelve months earnings before interest, taxes, depreciation, and amortization. The Company uses the Leverage Ratio (or Net Debt to EBITDA ratio) as a metric to assess liquidity and the flexibility of its balance sheet. Consistent with other liquidity metrics, the Company monitors the Leverage Ratio as a measure to determine the appropriate level of debt the Company believes is optimal to operate its business, and accordingly, to quantify debt capacity available for strategic capital allocation and deployment through investments in the business (capital expenditures, acquisitions, and strategic investments) and for returning capital to the shareholders (dividends and share repurchases). The priorities for capital allocation and deployment will change as circumstances dictate for the business, and the Leverage Ratio can be significantly impacted by the amount and timing of large expenditures requiring debt financing, as well as changes in profitability. The Leverage Ratio is a non-GAAP measure and should not be considered an alternative to cash flows provided by operating activities as a measure of liquidity. The Company's calculation of the Leverage Ratio may differ from similar calculations used by other companies, and therefore, comparability may be limited. The GAAP measure of Total Debt to Net Income ratio is calculated by dividing total debt by net income. As of and for the Twelve Months Ended ($ in millions) June 30, 2022 June 30, 2021 Long-term Indebtedness $ 1,102 $ 942 Current Portion of Long-Term Debt 21 66 Total Debt 1,123 1,008 Less: Cash and Cash Equivalents 55 98 Net Debt $ 1,068 $ 910 Net Income, as reported GAAP $ 496 $ 259 Add back: Interest Expense, Net 23 11 Income Taxes 172 84 Depreciation and Amortization 125 100 EBITDA $ 816 $ 454 Net Debt to EBITDA Ratio 1.3 x 2.0 x Total Debt to Net Income Ratio 2.3 x 3.9 x 30

Free cash flow Reconciliation of Non-GAAP Measures APPENDIX Free cash flow is a non-GAAP measure of liquidity, calculated by subtracting capital expenditures from net cash flows provided by operating activities. The Company considers free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business after necessary capital expenditures. A limitation of the utility of free cash flow as a measure of the Company's financial performance and liquidity is that it does not represent the total increase or decrease in the Company's cash balance for the period. In addition, it is important to note that other companies, including companies in the same industry, may not use free cash flow, may calculate free cash flow in a different manner than the Company does, or may use other financial measures to evaluate their performance, all of which could reduce the usefulness of free cash flow as a comparative measure. A reconciliation of free cash flow to net cash flows provided by operating activities, the most directly comparable financial measure calculated and presented in accordance with GAAP, is provided above. ($ in millions) 2016 2017 2018 2019 2020 2021 TTM 6/30/22 Net Cash Flows Provided by (Used in) Operating Activities $ 203.4 $ 155.1 $ 156.6 $ 269.5 $ 231.4 $ (111.6) $ 212.5 Less: Capital Expenditures 44.7 87.2 119.8 58.2 57.3 98.5 127.4 Free Cash Flow $ 158.7 $ 67.9 $ 36.8 $ 211.3 $ 174.1 $ (210.1) $ 85.1 31

APPENDIX 32